Exhibit 99.1

Analyst Call: Company Strategy & Target Model Update June 28, 2017

This presentation contains forward - looking statements that are based on our current expectations, forecasts and assumptions, and that involve risks and uncertainties. These statements include, but are not limited to, statements regarding our future performance (such as our projected operating results, financial results, financial condition and targets), business strategy and plans, and anticipated developm ent s in our business and industry. Forward - looking statements may contain words such as “target,” “might,” “will,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” and “continue,” and the negative or plural of these words, and similar expressions. Our actu al results may differ materially from those described in this presentation and related discussions for a variety of reasons. Factors that could cau se or contribute to such differences include, but are not limited to: macro - economic conditions; business cycles; changes in the competitive environment; changes in the technologies or test strategies used by customers and other factors affecting the demand for our products; challenges to the eff icient development and manufacturing of our existing and new products; disruptions or price increases in our supply chain; risks associated with se lling products internationally; and risks to our ability to further diversify or realize benefits from past or future acquisitions. More inf orm ation about factors that could affect our operating results is included under the caption “Risk Factors” and elsewhere in our annual report on Form 10 - K and quarterly reports on Form 10 - Q with the U.S. Securities and Exchange Commission, copies of which may be obtained by visiting the Investor Relations section of our website at http://investors.formfactor.com or the SEC's website at www.sec.gov . All information in this presentation and the related discussions are as of June 28, 2017. Undue reliance should not be placed on these forward - looking statements, which are based on information available to us on the date hereof. No assurances are, or can be, given that any of the circumstances or events anticipated b y t he forward - looking statements will transpire or occur, or if any of them do occur, what impact they will have on our results of operations or fi nan cial condition. Unless required by law, we are under no obligation, and disclaim any obligation, to update or revise forward - looking statements whether as a result of new information, future events, or otherwise. This presentation and related discussions contain non - GAAP measures relating to our financial performance. These measures may be different from non - GAAP financial measures used by other companies. The presentation of this financial information is not intended to be c onsidered in isolation of, or as a substitute for, financial information prepared and presented in accordance with generally accepted acco unt ing principles. You can find the reconciliation of non - GAAP financial measures to the most directly comparable U.S. GAAP measures in the Supplementa l Information at the end of this presentation. Forward - Looking Statements; Non - GAAP Financial Measures 2

3 Mike Slessor, Chief Executive Officer

Largest supplier of semiconductor probe cards and engineering systems from R&D to production - serving a $1.3 billion growing market Investment Themes 4 Aligned with technology trends in data centers, mobile, and automotive end markets Technology leadership enables customers’ most critical roadmap advancements Structurally profitable financial model delivering earnings growth and strong cash flow ` Successful acquisition strategy has provided scale & diversification

$- $5 $10 $15 2012 2013 2014 2015 2016 2017 Proven Track Record 5 * Source: VLSI Research 2016 Probe Card Report VLSI Customer Satisfaction Award: 4 Consecutive Years # 1 June 2016 : Cascade Microtech Acquisition October 2012 : Microprobe Acquisition Advanced Probe Card Supplier # 1 LARGEST R&D Investments in Probe Card Market SERVING THE TOP 10 Semiconductor Companies FORMFACTOR’S HISTORICAL STOCK PRICE PERFORMANCE

Delivering Strong Financial Results 6 Growing and diversifying revenue Expanding earnings per share * Please see the Supplemental Information for reconciliations of non - GAAP financial measures to the most directly comparable GAA P financial measures, and for other information relating to non - GAAP financial measures. Target model assumptions: Advanced probe cards served available market of $1.4B in 2019/2020 (Source – VLSI Research 2016) Engineering systems served available market of $0.3B (Company’s internal estimates) Growth: +69% Growth: >3x

DATA CENTER • High Performance Micro - processor • Server DRAM • NAND Flash 8% End Market Growth MOBILE • Application Processors • Mobile DRAM • NAND Flash • Filters (BAW & SAW) 6% End Market Growth AUTOMOTIVE • Stringent test requirements • Infotainment • Sensors • Micro - controllers (drive trains) 14% End Market Growth Aligned with High Growth Semiconductor Technology Trends 7 Source: Gartner Semiconductor and Electronics Market Outlook 2017, IC Market Drivers 2017 Update, IC Insights, company estima tes

Sources: IC Insights, VLSI Research 2016, Gartner Semiconductor and Electronics Market Outlook 2017, company estimates For mFactor Customers’ End Markets Data Center Mobile Automotive Market CAGR (2016 - 2020) 8% 6% 14% FormFactor Products Engineering Systems 3% Probe Cards Foundry & Logic 7% DRAM Flash Selected Line of Sight Growth Opportunities 8 Automotive ICs +$30M Total Cumulative Opportunity = +$130M Advanced Packaging +$60M Mobile Data +$40M

Advanced Packaging: Higher Wafer Test Intensity Requires More High-Performance Probe Cards


HBM DRAM Die
HBM DRAM Die
HBM DRAM Die
HBM DRAM Die
Logic Die
GPU
TSVs
µBumps

THE MARKET OPPORTUNITY

- Heterogeneous die integration (2.5D/3D, InFO, etc.) taking over from Moore's law
- Fanout adoption at 87% CAGR 2015-2020*
- >20% test-time increase moving to 10nm fanout wafer-level packaging flow**

THE CUSTOMER NEED

- Pitch moves to <100µm with exploding density
- High-fidelity electrical performance for known-good-die (KGD) test
- KGD required for cost: a 4-die assembly of 90%-yielding die has <66% net yield***

+$60M
INCREMENTAL REVENUE

WHY FORMFACTOR WINS

- Proprietary MEMS probe & assembly technology gives best performance and cost
- Demonstrated adoption at all 10nm Foundry & Logic customers/fabs

* Advanced Packaging Trends, TechSearch Int'l 2016
** Teradyne Q1'17 Earnings Call, May 2017
*** Quality/Reliability Requirements for Bare Die, Micron TN0014

9

FormFactor

Mobile Data: Explosion of Data Traffic Packed into Narrow Spectrum Drives RF Semi Content and Technology



THE MARKET OPPORTUNITY

- Mobile data traffic growing 7x 2016-2021* over increasingly crowded spectrum
- RF filter and front-end IC at 14% CAGR 2016-2022**
- 5G adoption and infrastructure buildout provides significant long-term RF growth

THE CUSTOMER NEED

- Uncompromised RF fidelity to ensure high test yields for ultra narrow-band devices
- Scale and breadth to keep pace with dynamic capacity and design cycles

+$40M
INCREMENTAL REVENUE

WHY FORMFACTOR WINS

- Best-in-class RF performance from engineering through high-volume production
- Integration of RF and digital test technologies to mirror customers' roadmaps

* Cisco VNI Forecast, February 2017
** RF FE modules and components for cellphones, Yole 2017

10

FormFactor

Automotive ICs: Rapidly-Growing Semiconductor End Market with Stringent Quality and Test Requirements



2015 ASSIST
- Sensor
- Driver Active
- Fail Safe

2020 AUTOMATE
- Sensor Fusion
- Co-pilot
- Dependable

2030 AUTONOMOUS
- High Accuracy Maps
- Driverless
- Safety Cocoon

THE MARKET OPPORTUNITY

- ICs & sensors improve both performance & safety on the path to autonomous vehicles
- Highest major end market growth in semiconductors at 14% CAGR 2016-2020*
- Proliferation and integration of digital ICs, RF (mmWave radar) and MEMS sensors

THE CUSTOMER NEED

- Required defect levels is at least 10x more stringent than mobile and consumer applications**
- Extreme test conditions—high power/ current, high + low temperatures, etc.
- Supplier scale and sustainability important

+$30M
INCREMENTAL REVENUE

WHY FORMFACTOR WINS

- Best-in-class electrical performance over broad range of test conditions
- Long history as key supplier to top companies in automotive supply chain


2016
Supplier Excellence Award
Texas Instruments

* IC Market Drivers 2017 Update, IC Insights
** Spotlight on Automotive, PwC Semiconductor Report 2013

11

FormFactor

MicroLED Testing: An Emerging Example of Our Next - Generation Opportunities 12 * MicroLED Displays 2017 Report, Yole 2017 THE MARKET OPPORTUNITY • Projected growth to 330 million display units in 2025 from near - zero today* • GaN technology offers improved brightness and energy efficiency over OLED in small - format displays THE CUSTOMER NEED • System - level integration of electro - optics, substrate - handling, and electrical tests • Customization and flexibility to meet rapidly - changing requirements • Scale to support production ramps WHY FORMFACTOR WINS • Engagement in engineering through high - volume production • Application expertise in material handling/positioning, electronics, and optics SIGNIFICANT GROWTH POTENTIAL

Gaining Share in Growing Markets 13 13 $0.9B SERVED AVAILABLE MARKET ADVANCED PROBE CARDS $1.7B SERVED AVAILABLE MARKET ADVANCED PROBE CARDS & ENGINEERING SYSTEMS 20% ~40% $1.3B SERVED AVAILABLE MARKET ADVANCED PROBE CARDS & ENGINEERING SYSTEMS 29% Target model assumptions: Advanced probe cards served available market of $1.4B in 2019/2020 (Source – VLSI Research 2016) Engineering systems served available market of $0.3B (Company’s internal estimates) 2012 2016

14 Mike Ludwig, Chief Financial Officer

Driving Profitability through Strategic Use of Balance Sheet 15 Increased Profitability & Free Cash Flow Increased Diversification & Leverage of Increased Scale Strategic M&A: 2012 & 2016 Strong Cash Balance * Please see the Supplemental Information for reconciliations of non - GAAP financial measures to the most directly comparable GAA P financial measures, and for other information relating to non - GAAP financial measures. Target model assumptions: Advanced probe cards served available market of $1.4B in 2019/2020 (Source – VLSI Research 2016) Engineering systems served available market of $0.3B (Company’s internal estimates)

Diversification Improves Mix and Drives Profitability 16 16 Source: Company filings and reports Target model assumptions: Advanced probe cards served available market of $1.4B in 2019/2020 (Source – VLSI Research 2016) Engineering systems served available market of $0.3B (Company’s internal estimates) Probe Cards

Continuing to Leverage Our Operating Structure 17 • Leverage factory utilization and product mix to drive gross margin expansion • Capitalize on scale to leverage our operating expense infrastructure • Continue significant R&D investment to execute on organic growth opportunities SG&A Target Model * Please see the Supplemental Information for reconciliations of non - GAAP financial measures to the most directly comparable GAA P financial measures, and for other information relating to non - GAAP financial measures. Target model assumptions: Advanced probe cards served available market of $1.4B in 2019/2020 (Source – VLSI Research 2016) Engineering systems served available market of $0.3B (Company’s internal estimates)

Target Model Represents Significant Increase in Profitability and Free Cash Flow 18 18 2016 Actuals Target Model Revenue $385M $650M* No n - GAAP Gross Margin 38% 46% Non - GAAP Operating Income 10% 19% Non - GAAP Effective Tax Rate 6.7% 6.0% Non - GAAP Diluted Earnings Per Share $0.49 $1.50 Free Cash Flow $24M $110M Please see the Supplemental Information for reconciliations of non - GAAP financial measures to the most directly comparable GAAP financial measures, and for other information relating to non - GAAP financial measures. * Target model assumptions: Advanced probe cards served available market of $1.4B in 2019/2020 (Source – VLSI Research 2016) Engineering systems served available market of $0.3B (Company’s internal estimates)

Strategic Capital Allocation: Strengthen Balance Sheet & Drive Future Growth 19 Capital Allocation Purpose De - levering • Strengthen balance sheet • Net cash positive by Q2 2017 Growth through acquisitions • Greater scale • Increased diversification • Revenue & EPS growth Target model assumptions: Advanced probe cards served available market of $1.4B in 2019/2020 (Source – VLSI Research 2016) Engineering systems served available market of $0.3B (Company’s internal estimates)

20 Mike Slessor, CEO: Summary

LEADERSHIP IN CORE MARKERS • Continue share gains in advanced probe card market segment & engineering systems • Leverage existing key roadmap technologies and investments across all markets ENTER ADJACENT MARKETS • Continued long term diversification of revenue stream and customer mix through M&A in electrical test and measurement DRIVE PROFITABILITY • Drive greater operating efficiency by gaining economies of scale Strategic Focus Areas 21

22 Q&A Session

23 Appendix

FY 2016 GAAP to Non-GAAP Reconciliation

in thousands	GAAP	Adjustments								Non-GAAP
	Twelve months ended Dec. 31, 2016	Stock-based Compensation	Restructuring & Impairment	Amortization of Intangibles	Acquisition & Integration	Recovery	Loss Contingency	Deferred Revenue	Valuation Allowance	Twelve months ended Dec. 31, 2016
Revenues	$ 383,881	$ -	$ -	$ -	$ -	$ -	$ -	$ 903	$ -	$ 384,784
Cost of revenues	281,199	(2,518)	-	(40,131)	22	-	-	-	-	238,572
Gross profit	102,682	2,518	-	40,131	(22)	-	-	903	-	146,212
Operating expenses:										
Research and development	57,453	(3,329)	-	(7)	(7)	-	-	-	-	54,110
Sales and marketing	40,250	(1,997)	-	(5,389)	(200)	-	-	-	-	32,664
General and administrative	33,194	(2,878)	-	-	(7,274)	-	(781)	-	-	22,261
Restructuring and impairment charges, net	19,692	-	(19,692)	-	-	-	-	-	-	-
Total operating expenses	150,589	(8,204)	(19,692)	(5,396)	(7,481)	-	(781)	-	-	109,035
Operating profit (loss)	(47,907)	10,722	19,692	45,527	7,459	-	781	903	-	37,177
Other income (expense), net	(2,288)	-	-	-	-	(545)	-	-	-	(2,833)
Profit (loss) before income taxes	(50,195)	10,722	19,692	45,527	7,459	(545)	781	903	-	34,344
(Benefit from) provision for income taxes	(43,638)	242	444	1,027	168	(12)	18	20	44,048	2,317
Net profit (loss)	$ (6,557)	$ 10,480	$ 19,248	$ 44,500	$ 7,291	$ (533)	$ 763	$ 883	$ (44,048)	$ 32,027
Net profit (loss) per share:										
Basic	$ (0.10)	$ 0.16	$ 0.30	$ 0.69	$ 0.11	$ (0.01)	$ 0.01	$ 0.01	$ (0.68)	$ 0.49
Dilute	$ (0.10)	$ 0.16	$ 0.29	$ 0.67	$ 0.11	$ (0.01)	$ 0.01	$ 0.01	$ (0.67)	$ 0.49
Weighted-average number of shares										
Basic	64,941	64,941	64,941	64,941	64,941	64,941	64,941	64,941	64,941	64,941
Dilute	65,948	65,948	65,948	65,948	65,948	65,948	65,948	65,948	65,948	65,948

24

FORMFACTOR

Free Cash Flow Reconciliation 25 in thousands 2011 2012 2013 2014 2015 2016 Net cash provided by (used in) operating activities: (29,343)$ (26,228)$ (5,802)$ 17,659$ 36,122$ $ 17,423 Add: cash paid for interest - - - - - 2,110 Add: cash paid for acquisition related expenses - - - - - 15,446 Less: capital expenditures (7,700) (7,952) (8,530) (5,670) (8,640) (11,521) Free cash flow (37,043)$ (34,180)$ (14,332)$ 11,989$ 27,482$ $ 23,458

We believe that the presentation of non - GAAP earnings per fully - diluted share, free cash flow and other non - GAAP measures in thi s presentation provides supplemental information that is important to understanding financial and business trends and other factors relating to our financial condition and results of operations. These non - GAAP measures are among the primary indicators used by management as a basis for planning and forecasting future periods, and by management and our board of directors to determine whether our operating performance has m et certain targets and thresholds. Management uses non - GAAP operating income (loss), non - GAAP earnings per fully - diluted share and other no n - GAAP measures when evaluating operating performance because it believes that the exclusion of the items indicated herein, for whic h t he amounts or timing may vary significantly depending upon our activities and other factors, facilitates comparability of our operating per for mance from period to period. We use free cash flow to conduct and evaluate our business as an additional way of viewing our liquidity that, when v iew ed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. Many investors also prefer to tr ack free cash flow, as opposed to only GAAP earnings. Free cash flow has limitations due to the fact that it does not represent the residual cash fl ow available for discretionary expenditures, and therefore it is important to view free cash flow as a complement to our entire consolidated s tat ements of cash flows. We have chosen to provide non - GAAP information to investors so they can analyze our operating results closer to the way t hat management does, and use this information in their assessment of our business and the valuation of our company. We compute non - GAAP operati ng income (loss) and non - GAAP fully - diluted earnings per share by adjusting GAAP operating income (loss) and GAAP earnings per fully - dilut ed share to remove the impact of certain items and the tax effect of those adjustments. These and other non - GAAP measures are not in accorda nce with, or an alternative to, GAAP and may be materially different from other non - GAAP measures, including similarly titled non - GAAP measures used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, o r s uperior to, operating income (loss) or earnings per fully - diluted share and other measures prepared in accordance with GAAP. Non - GAAP financial measur es have limitations in that they do not reflect certain items that may have a material impact upon our reported financial results. We ma y expect to continue to incur expenses of a nature similar to these non - GAAP adjustments, and exclusion of these items should not be constru ed as an inference that these costs are unusual, infrequent or non - recurring. For more information on non - GAAP measures and adjustments, please see the reconciliations of non - GAAP measures included in this presentation and available at http://investors.formfactor.com . About Non - GAAP Financial Measures 26